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                                                                  EXHIBIT 99.11

Contacts:
Neoforma.com:           Shari Annes
                        (408) 549-1680 - shari.annes@neoforma.com

Eclipsys:               Kimberly Kriger or Mark Semer
                        Kekst and Company
                        (212) 521-4800

                        Investor Relations (investors)
                        (561) 266-2324 - investor.relations@eclipsys.com

HEALTHvision:           Stephanie P. Massengill
                        (561) 243-1457 - smasseng@healthvision.com

        NEOFORMA.COM, ECLIPSYS AND HEALTHVISION TO MERGE; SIGN EXCLUSIVE E-COMMERCE AGREEMENT WITH NOVATION FOR 6,500 HEALTHCARE ORGANIZATIONS

SANTA CLARA, CA, DELRAY BEACH, FL AND IRVING, TX -- MARCH 30, 2000 -- Neoforma.com, Inc. (NASDAQ: NEOF), Eclipsys Corporation (NASDAQ: ECLP) and HEALTHvision, Inc., today announced the signing of definitive agreements to merge and create a new company serving the e-healthcare business-to-business
(B2B) marketplace. In conjunction with the agreements, Neoforma.com announced that it has signed an exclusive 10-year strategic agreement to provide e-commerce services for the 6,500 healthcare organizations participating in the purchasing programs of Novation, LLC, the world's largest buyer of medical supplies and the supply company of national healthcare alliances VHA Inc. and University HealthSystems Consortium (UHC).

Neoforma.com is a leading provider of B2B e-commerce services in the healthcare industry. Eclipsys is a leading provider of end-to-end healthcare information solutions that enable balanced and improved clinical, financial and patient-satisfaction outcomes. HEALTHvision is a privately held Internet healthcare company affiliated with Eclipsys and VHA that provides Web-based solutions exclusively to local healthcare organizations to connect them with their key constituents.

Under the terms of the agreements, Eclipsys shareholders will receive 1.344 shares of Neoforma.com common stock for each share of Eclipsys, and HEALTHvision shareholders will receive 0.444 shares of Neoforma.com common stock for each share of HEALTHvision not owned by Eclipsys or VHA. Including warrants, VHA and UHC will receive 58.6 million and 10.7 million shares, respectively, of Neoforma.com common stock. Completion of the transactions, which will be accounted for as purchase transactions, is expected mid-year, subject to regulatory and shareholder approvals. On a pro forma basis, including shares issuable upon exercise of options and warrants, the new company will have approximately 210.0 million fully converted shares outstanding. The new company will be referred to as "Neoforma.com" until a new name is selected.

"The challenge facing the healthcare industry is improving the quality of care while reducing the cost of its delivery," said Harvey J. Wilson, Eclipsys chairman and chief executive officer, who will become chairman of the new company. "Separately, the three organizations are effectively addressing this issue with complementary expertise. The most effective solution requires an integrated approach, featuring aggressive use of the Internet to combine B2B Internet connectivity and end-to-end information flow. By merging the organizations, the new company catapults to a leadership position in the e-health marketplace, enabling us to drive the healthcare revolution with local focus and an established global presence."

According to Bob Zollars, chairman, president and chief executive officer of Neoforma.com who will become CEO and president of the new company, "We are extremely excited to offer an unparalleled array of new e-commerce services to UHC, VHA and other healthcare customers around the world. From Web-based clinical solutions to innovative supply-chain initiatives, this new company's breadth of offering will
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be unsurpassed. In addition, we will combine an ASP model, with net transaction fee revenues, across a highly recurring revenue base."

NOVATION AGREEMENT

The agreement with Novation creates immediate scale for Neoforma.com's e-commerce platform, as Novation represents more than 30% of U.S. procurement in healthcare with a membership that includes many of the nation's largest and most respected healthcare organizations and physicians. Novation also brings an existing base of relationships with a wide range of healthcare suppliers, essential to the success of an e-commerce offering and will be active in recruiting other suppliers to the Neoforma.com marketplace.

Novation already provides the alliance members with highly regarded and utilized Web-enabled tools, including an online catalog, Web-based cross referencing and Web tools for standardization. According to Mark McKenna, Novation president, "We are already an intermediary in this market, and e-commerce is a logical extension of Novation's core competency of aggregating purchases to reduce supply costs. The Neoforma.com agreement makes it possible to streamline this process and create new value for our stakeholders."

In describing the agreement with Neoforma.com, McKenna indicated, "Outsourcing e-commerce services with an established e-commerce platform enables us to gain immediate access to the technology and infrastructure required. This will allow the alliance members to immediately benefit from the reduced procurement costs and timely access to aggregated purchasing information made possible by the Internet."

VHA executive vice president Curt Nonomaque noted, "This agreement also builds on our existing relationships with Eclipsys and HEALTHvision, which provide our members with care and revenue-workflow solutions that enable them to connect with their physicians, patients and communities. The combination of these three companies will enable connectivity among our members' procurement, workflow and outreach processes."

OVERVIEW OF NEW VENTURE

As a result of the agreement, the new company will represent:

- An unprecedented alliance that will enable companies to rapidly build and launch B2B marketplaces. By adding the complementary solutions offered by Eclipsys and HEALTHvision to that of Neoforma.com, customers can be fully resourced to dramatically cut costs while improving the quality of and satisfaction with care.

- An integrated set of information solutions that provide a comprehensive open marketplace Internet-enabled platform, through which Neoforma.com's existing base of suppliers can interface with the extensive Novation procurement system of supply partners and buyers.

- A network of over 40,000 physicians consisting of physician practices served by VHA, and EquipMD, a physician procurement e-commerce company that Neoforma.com has agreed to acquire.

- A skilled workforce of over 2,000 employees, including clinicians and other healthcare professionals worldwide who provide technology development, systems integration, hosting, marketing, operations and support services.

Wilson said the new company will continue to offer the end-to-end solutions pioneered by Eclipsys, Neoforma.com and HEALTHvision and will begin cross-selling the Internet-enabling services of the three companies once the merger is complete.

In addition to the Neoforma.com platform addressing the healthcare purchasing lifecycle, the new company will provide Eclipsys' Sunrise line of integrated, knowledge-based applications; its leading-edge eWebIT systems-integration capabilities; and its comprehensive information-management services, including application services provider (ASP), business process reengineering, network services and full IT
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outsourcing. Also immediately available will be HEALTHvision's fast-growing range of customized, locally branded Web offerings and other Internet-based healthcare solutions that connect healthcare organizations with their key constituents and enable secure, interactive patient care.

Zollars stated that "Because the combined companies bring to the new company a customer base of thousands of the world's leading healthcare organizations, we have unparalleled opportunities for growth by providing them a single source for end-to-end, HCO-centric solutions that will support the care, financial and supply chains and revolutionize the way they deliver healthcare. Whether customers choose one or several of our solutions, the ultimate 'product' we will offer is a set of unmatched solutions and resources that will deliver them greater cost savings, efficiencies and a competitive advantage. This includes the potential to seamlessly integrate across the B2B value chain."

Braden Kelly, a member of HEALTHvision's Board of Directors and principal at General Atlantic Partners, a founding investor of Eclipsys and HEALTHvision, stated that "This transaction creates e-health's equivalent of the 'Dream Team.' The combination of Neoforma, Eclipsys and HEALTHvision -- along with long-term exclusive partnerships with Novation, VHA, and UHC -- immediately establishes the company as the preeminent B2B information exchange for the healthcare market. We are enthusiastic about the company's massive potential and the management team in place to execute on its unified vision." General Atlantic Partners is one of the world's largest private equity investment firms focused exclusively on Internet and information-technology investments on a global basis.

MANAGEMENT TEAM

In addition to Wilson and Zollars, the senior management team will include Fred Ruegsegger, Neoforma.com's chief financial officer, who will retain that responsibility at the new company. Other members of the new entity's senior-management team will be comprised of executives from the merged companies, with details to be announced at a later date. "In addition to the scope of our solutions, what differentiates us is the wealth of healthcare professionals on our team," Wilson said. "Unlike many other companies trying to capitalize on the e-health explosion, our team has broad, hands-on experience providing healthcare-related services. That enables us to better understand and anticipate the needs of our customers in an ever-changing environment."

ABOUT NEOFORMA.COM, INC.

Neoforma.com is a leading provider of business-to-business e-commerce services in the large and highly fragmented market for medical equipment and supplies. Neoforma.com offers three primary services that together address the entire healthcare purchasing lifecycle, from planning through procurement to liquidation. Neoforma Shop service provides a unified marketplace where purchasers can easily locate and buy new medical products, and suppliers can access new customers and markets. Neoforma Auction service creates an efficient marketplace for idle assets by enabling users to list, sell and buy used, refurbished and surplus medical products. Neoforma Plan service provides interactive content to healthcare facility planners to reduce the complexities of planning and outfitting facilities. For more information, visit the company's Web site at www.neoforma.com.

ABOUT ECLIPSYS

Eclipsys Corporation, based in Delray Beach, FL delivers end-to-end information solutions that enable healthcare enterprises to achieve balanced and improved clinical, financial and satisfaction outcomes. Solutions include its comprehensive, knowledge-based Sunrise software line; leading-edge integration solutions; application services provider (ASP) information-management solutions; business process reengineering; network design and implementation; and full IT outsourcing. In conjunction with its HEALTHvision affiliate, Eclipsys provides customized, branded Web-based solutions to local healthcare delivery systems. Eclipsys has more than 1,400 customer organizations throughout the U.S. and in 17 other countries. For more information, go to www.eclipsys.com or contact Investor Relations at investor.relations@eclipsys.com.

ABOUT HEALTHVISION
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HEALTHvision is a leading healthcare Internet company focused exclusively on providing Web-based solutions that are customized and branded to the local healthcare organization. With its comprehensive e-healthSOURCE(TM) web infrastructure, HEALTHvision leverages the Internet to enable the local healthcare organization to improve relationships with consumers, patients and physicians. A privately held company based in Irving, TX, HEALTHvision was formed in July 1999 through the merger of the Internet-based products and resources of Eclipsys and VHA, resulting in a potential customer base of more than 2,400 healthcare organizations. HEALTHvision is a member of Health Internet Ethics (Hi-Ethics), a 22-member coalition of top e-healthcare companies committed to developing industry standards related to patient privacy. For more information, visit www.healthvision.com.

ABOUT VHA

VHA is a nationwide network of 1,900 leading community-owned healthcare organizations and their affiliated physicians. The VHA alliance comprises 27 percent of the nation's community hospitals, including many of the nation's largest and most respected institutions. VHA offers programs and services to improve financial and clinical performance, and as a cooperative distributes income annually to members based on their participation. In December 1999, VHA was named one of the "100 Best Companies to Work For" by Fortune magazine. For more information on VHA, go to www.VHA.com.

ABOUT UNIVERSITY HEALTHSYSTEM CONSORTIUM

University HealthSystem Consortium (UHC), based in Oak Brook, IL, is an alliance of 81 academic medical centers and 73 associate members. UHC represents approximately 70 percent of the academic medical centers in the United States. For more information on UHC, go to www.uhc.edu.

ABOUT NOVATION

Novation, the supply company of VHA and UHC, two national healthcare alliances, is based in Irving, TX. Novation serves the purchasing needs of 6,500 healthcare organizations nationwide, the members and affiliates of VHA, UHC and HealthCare Purchasing Partners Intl., LLC (HPPI). The foremost supply cost management organization in healthcare, Novation manages more than $14 billion in annual purchases for VHA, UHC and HPPI members. In addition to serving VHA and UHC members, Novation makes its agreements accessible to 4,500 healthcare organizations that purchase supplies through HPPI, a company also owned by VHA and UHC. For more information on HPPI, go to www.hppigpo.com. For more information on Novation, go to www.novationco.com.

ABOUT GENERAL ATLANTIC PARTNERS

General Atlantic Partners, with more than $5 billion in capital under management, focuses exclusively on global information-technology and Internet-enabled businesses. GA Partners has invested in over 80 companies, including Eclipsys, HEALTHvision, E*Trade Group, Priceline.com, Proxicom, Tickets.com and Predictive Systems. The firm is unique in its global focus, its long-term approach to investments, and its commitment to provide sustained assistance aimed at creating maximum value. GA Partners (www.gapartners.com) has offices in Greenwich, New York, Reston, London, Singapore, Tokyo and Sao Paulo.

                                     - 30 -

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of managements of Neoforma.com, Inc., Eclipsys Corporation, HEALTHvision, Inc., and Novation, LLC and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the following risks, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the transactions may not be consummated due to the failure to obtain regulatory or other approvals or the failure of the Neoforma, Eclipsys, or HEALTHvision, stockholders to approve the
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mergers; the risk that the Neoforma, Eclipsys and HEALTHvision businesses will not be integrated successfully and that there may be unanticipated costs of such integration; the ability of the commercial agreement with Novation to generate substantial revenues for the combined company; the ability of the combined company to compete effectively with larger competitors or consortiums of healthcare suppliers that have greater resources; the ability of the combined company to retain and hire key executives, technical personnel and other employees; the ability of the combined company to manage its growth and the difficulty of successfully managing a larger, more geographically dispersed organization; the ability of the combined company to successfully manage its changing relationships with customers, suppliers and strategic customers; the willingness of the combined company's customers to accept the new service offerings and, in particular, the risk that healthcare providers may not adopt the Internet for electronic commerce as rapidly as anticipated; the risk that security breakdowns on the Internet might adversely affect the growth of electronic commerce; and increasing competition in the various markets serviced by the combined company.

WHERE YOU WILL BE ABLE TO FIND ADDITIONAL INFORMATION

INVESTORS AND SECURITY HOLDERS OF ALL COMPANIES ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE BUSINESS COMBINATION TRANSACTION REFERENCED IN THE FOREGOING INFORMATION, WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Neoforma and Eclipsys expect to mail a joint proxy statement/prospectus describing their merger and the related transactions to their respective stockholders. Such joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by both companies. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by the companies at the Securities and Exchange Commission's web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from Neoforma and Eclipsys by directing such requests to the respective contacts listed above.

Neoforma and its officers and directors may be deemed to be participants in the solicitation of proxies from Neoforma's stockholders with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors will be included in the joint proxy statement/prospectus for its 2000 Annual Meeting of Stockholders and in Neoforma's S-4 Registration Statement to be filed with the Securities and Exchange Commission. This document will be available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from the Neoforma contact listed above.

Eclipsys and its officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of Eclipsys with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors will be included in the joint proxy statement/prospectus to be filed with the Securities and Exchange Commission. This document will be available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from the Eclipsys contact listed above.